The Asia Tigers Fund, Inc.

                                Semiannual Report
                                 April 30, 2001

                            ADVANTAGE ADVISERS, INC.

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The Asia Tigers Fund, Inc.

                                                                   June 15, 2001

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the six-month period ended April 30, 2001.

The Fund's net asset value ("NAV") closed at $8.45 on April 30, 2001, representing a decline of (8.1%) during the six months ended April 30, 2001, outperforming the MSCI AC Free ex-Japan Index, the Fund's benchmark, which fell (9.1%) through the same period.

The Asian markets had mixed results through the six-month period. Fluctuations in the foreign exchange market, volatility in the U.S. equity market and instability in Asian economies and governments were some of the issues which created unfavorable conditions in several of the equity markets where the Fund invests. On the other hand, a number of the Fund's holdings grew through the period, despite adversity in the region as a whole.

The Fund's Investment Manager believes that in the long term, the outlook for the Asian markets remains positive, as long as the stronger Asian economies can continue to grow, stabilize and progress towards structural reform in both the public and private sectors.

In the enclosed report, the Investment Manager provides a detailed look at the Fund's portfolio as well as a discussion of the economic and market conditions in the region.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
President and Secretary


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THE ASIA TIGERS FUND, INC.

Report of the Investment Manager

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PERFORMANCE

During the six months ended April 30, 2001, the net asset value ("NAV") per share of The Asia Tigers Fund, Inc. (the "Fund") fell (8.1%). The Fund modestly outperformed its benchmark, the MSCI AC Asia Free ex-Japan Index, which dropped (9.1%) during the same period. Most non-Japan Asian equity markets declined during the six months ended April 30, 2001, although we believe that better performance may be in store for the rest of the year.

During the six months ended April 30, 2001, three of the ten markets in which the Fund invests increased in U.S. dollar terms. The Philippines closed the period with a six-month gain of 14.9%, although after the initial euphoria surrounding ex-President Estrada's removal subsided, this small, thinly traded market spent much of the period trading lower. The other positive performances during the period were in Thailand, whose market rose 4.7%, and Korea, where the market managed a modest 3.2% gain. Meanwhile, five markets in the region had double-digit losses. Indonesia performed the worst, dropping (31.4%) in terms of U.S. dollar returns.

Currency movements continued to play a significant role in performance. During the six months ended April 30, 2001, currency depreciation accounted for approximately 30% of the (9.1%) decline in the Fund's benchmark index. Weakness in the Japanese yen caused a region-wide contagion; the yen's (11.5%) drop against the U.S. dollar dragged the Korean won down most heavily, but also caused depreciation in the Taiwan dollar, the Thai baht, and the Singapore dollar. We believe that the downslide in the Indonesian rupiah was exacerbated by that country's increasingly unstable political situation.

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The Fund's net asset value is calculated weekly and published in The Wall Street
Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays.
The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.

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                                                      THE ASIA TIGERS FUND, INC.

ASIAN MARKET RETURNS FOR THE SIX MONTHS ENDED APRIL 30, 2001
October 31, 2000 - April 30, 2001

                               US$       Local currency
                             returns         returns

           Philippines*       14.9%           15.4%
           Thailand*           4.7%            8.6%
           Korea               3.2%           19.5%
           Hong Kong          (5.8%)          (5.8%)
           Taiwan             (7.0%)          (5.4%)
           India             (10.1%)         (10.1%)
           China*            (16.2%)         (16.2%)
           Singapore*        (19.2%)         (16.2%)
           Malaysia*         (22.3%)         (22.3%)
           Indonesia*        (31.4%)         (15.0%)

*Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.

Source: FactSet, an online database of financial and market data derived from many sources.

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COUNTRY ALLOCATION

Through selective selling, the Fund steadily built its cash reserves from 0.7% of assets on October 31, 2000 to 4.4% by April 30, 2001. The Fund sold some of its positions in nearly every market during the period, with weightings in India, Malaysia, and Indonesia posting the biggest percentage declines. The Fund continues to base its buying and selling strategy primarily on the fundamentals of specific companies.

On November 30, 2000, Morgan Stanley Capital International, Inc. (MSCI) effectively increased Taiwan's weighting in the benchmark index by 23%, in response to the gradual easing of restrictions on portfolio investment in the country. For the Fund, this was the only change in benchmark weights during the six-month period ended April 30, 2001. Because of the change in the index, the Fund moved from a slightly overweight position to a modestly underweight position in the country during the six-month period, even though its weighting in Taiwan remained unchanged at 16.6% of net assets.

Hong Kong remained, by far, the Fund's single largest country allocation with 34.1% of the Fund's net assets on April 30, 2001.


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THE ASIA TIGERS FUND, INC.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

COUNTRY HOLDINGS*

April 30, 2001

      Hong Kong     34.1%
      Korea         17.2
      Taiwan        16.6
      Singapore     11.2
      India         10.3
      Malaysia       2.6
      Thailand       2.2
      China          0.8
      Indonesia      0.5
      Philippines    0.3
      Pakistan       0.0
      Sri Lanka      0.0
      Cash           4.4
      *Percent of Fund's Net Assets

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

October 31,2000*

      Hong Kong     34.0%
      Korea         16.7
      Taiwan        16.6
      India         13.5
      Singapore     10.6
      Malaysia       4.0
      Thailand       2.2
      Indonesia      1.1
      China          0.7
      Philippines    0.4
      Pakistan       0.0
      Sri Lanka      0.0
      Cash           0.7
      *Percent of Fund's Net Assets

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Note: The percentages in the above tabulations add to slightly more than 100%, the difference reflecting the net result of share purchase and sale transactions that remained in process at the close of business on October 31, 2000 and April 30, 2001.
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                                                      THE ASIA TIGERS FUND, INC.

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REGIONAL OUTLOOK

Non-Japan Asia saw challenging conditions during the six months ended April 30, 2001, although its equity markets overall held up better than most major U.S. indices. During this period, the Nasdaq Composite Index lost (37%) and the Standard and Poor's 500 Index lost (12.6%), both faring worse than the MSCI AC Asia Free ex-Japan Index's decline of (9.1%) through the period.

The divergence between the performance of the Nasdaq Composite Index and the performance of the Fund's benchmark is not surprising. First, the valuations of technology stocks did not become nearly as inflated in the non-Japan Asian markets as they did in the U.S. during 1999 and the first quarter of 2000. Also, market phenomena such as the dot-com boom and the growth in fiber optics and other leading-edge technologies, while present in Asia, had less of an effect on those markets than they had on the U.S. equity markets.

Since the start of 2001, however, we have observed a return to a closer alignment between the behavior and prospects of the Nasdaq Composite Index and that of the non-Japan Asian equity markets. Since the U.S. Federal Reserve's first reduction in interest rates in early January, investors in non-Japan Asian markets have scrutinized the economic data and news from the U.S., generally attempting to determine: (1) when the U.S. economy will bottom out and rebound, and (2) how much further U.S. interest rates will fall. There is substantial historic data demonstrating that favorable performance in the non-Japan Asian markets follows reductions in interest rates by the U.S. Federal Reserve.

We feel that the link between the markets in which the Fund invests and the U.S. markets will most likely remain strong because of other factors as well. In our view, the markets of Korea and Taiwan parallel the tech-heavy Nasdaq Composite Index, since many of the key companies in these two Asian markets, like many of the companies comprising the Nasdaq, are large-scale, global competitors in electronics, which cater to worldwide demand. In terms of other markets, Hong Kong has its currency pegged to the U.S. dollar, while Singapore and Malaysia have highly developed export-oriented electronics sectors. These factors and others cause the non-Japan Asian markets to be highly sensitive to developments in the U.S.

While the lowering of interest rates by the U.S. Federal Reserve had a positive impact on Asian markets over the past four months, we believe that the weakness of the Japanese yen in the same period has been a key negative driver. In our opinion, investors fear that the Japanese Central Bank will be obliged to expand the money supply to fight its domestic deflation, which in turn would cause other central banks in the region to depreciate their currencies to stay competitive in the export market.

As of April 30, 2001, the yen appeared to have stabilized within a range of 120-125 yen to the U.S. dollar. Despite the recent stability, however, we expect that weakness in the Asian currencies is likely to remain a feature of the region's investment landscape, at least for the remainder of 2001.


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THE ASIA TIGERS FUND, INC.

First, recent stabilization notwithstanding, we feel that the markets in Asia will continue to feel the effects of the sluggish Japanese economy as long as its near-term future remains uncertain.

Second, most Asian countries remain extremely dependent on exports, due to the absence of robust domestic demand, which in turn limits each economy's growth in gross domestic product (GDP). As a result of this reliance on exports, when global growth slows, as it has since the fourth quarter of 2000, the Asian central banks are naturally tempted to boost the performance of their countries' export businesses by letting exchange rates weaken.

Third, the economies of many Asian countries continue to suffer from unresolved structural problems and other imbalances that cause weaker currencies. Many governments in the region continue to drag their heels when approaching economic reform issues, particularly in resolving non-performing loans in their banking systems and in instituting proper frameworks of corporate governance.

Generally, the responses from Asian governments to their respective economic difficulties have ranged from embracing positive changes, such as Singapore, to stubbornly resisting any change, such as Indonesia.

In addition, Asian companies have reacted to the Asian Crisis of 1997-98 in various ways. During the Crisis, many Asian commercial banks overextended themselves by lending too much, with little regard for the risks involved in such loans. The legacy of these actions continues to bear on these countries and their corporations. At some companies, management continues "business as usual," demonstrating little positive change. On the other end of the spectrum, some Asian companies have taken a number of positive actions aimed at wholesale restructuring.

Looking ahead, we continue to believe there is a good chance that non-Japan Asian equities can still turn in a positive performance for 2001. As already noted, in our opinion, the fact that the U.S. Federal Reserve is aggressively lowering interest rates is good news for Asian equities. In addition, valuations remain at extremely attractive levels in most markets. Finally, we see growing signs that the economic downturn in the U.S. may be nearing its end, as well as signs of the potential for recovery in the U.S. markets for the second half of 2001, which we believe will benefit non-Japan Asia.

The Fund, which employs a bottom-up strategy as well as a quantitative screening process, remains focused on finding and investing in high-quality companies. We focus on companies that we feel are capable of creating wealth for the Fund's investors, through what we identify as sustainable business models, strong corporate governance structures and transparent accounting. From an asset allocation perspective, we favor investments in countries with investor-friendly governments and sound, properly functioning legal systems. To add a stock to the Fund's portfolio, we must feel it is a solid overall investment, not merely one with a "cheap" valuation or one in an economy with "high growth potential." With the lessons of the Asian Crisis in mind, we believe that in this region especially, "cheap" or "high growth potential" do not necessarily translate into positive returns for shareholders.


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                                                      THE ASIA TIGERS FUND, INC.

CHINA

US$1.4 million, 0.8% of the Fund's net assets as of April 30, 2001.

Since the Asian Crisis, China has been one of the bright spots in the region. The government continues to strengthen the nation's economy strategically by restructuring certain industries, such as airlines, and by privatizing others, such as oil and gas companies. The nation's efforts have resulted in a resilient economy and increased interest from foreign investors. For the first three months of calendar 2001, GDP registered 8.1% year-on-year growth, compared to 7.3% year-on-year growth in the fourth quarter of 2000. Domestic demand was a key driver of the GDP growth, with robust increases in retail sales and fixed asset investments able to offset sluggish export performance. The consensus estimate from independent analysts forecasts China's economy to grow 7% in calendar 2001.

China continues to move towards opening its capital markets. In February, the China Securities Regulatory Committee (CSRC) announced it would begin allowing domestic investors to participate in the hard-currency B share market, which had previously been open only to foreign investors. Although the timing of a full-fledged liberalization of the Chinese capital markets is impossible to predict, we believe that it will happen eventually. Whenever it does occur, we feel the liberalization will result in improved trading liquidity, as well as provide further incentive for corporate restructuring.

On the negative side, relations between China and the U.S. became increasingly strained, and nationalistic emotions were raised, as a result of the collision between a U.S. spy plane and a Chinese aircraft over Hainan Island on April 1, 2001. However, we believe rational economic interests will prevail in the end, after the two nations realize that there is too much at stake to let the incident cause a disruption in trade relations.

The Fund's largest exposure in China continues to be its holding in China Mobile, the country's dominant national wireless operator. China Mobile announced that earnings surged 85% from 10.3 billion Chinese renminbi in 1999 to
19.1 billion renminbi for the year ended December 31, 2000. The total subscriber base reportedly increased 75% from 25.7 million in the previous year to 45.1 million at the close of the year. Despite the growth in subscriber base, however, China Mobile's monthly average revenue per user (ARPU) reportedly declined (26%) from 299 renminbi during fiscal year 1999 to 221 renminbi for fiscal 2000. The decline in revenue was caused in part by the increase in the percentage of new subscribers that select prepaid service, instead of monthly billing. Prepaid subscribers (who tend to drag down ARPU by talking less) accounted for 65% of the net additions to the subscriber base for 2000, but are still only a minor percentage, 28%, of the total subscribers. We continue to believe the company is well-positioned to deliver strong revenue and earnings growth over the next two to three years.


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THE ASIA TIGERS FUND, INC.

HONG KONG

US$56.4 million, 34.1% of the Fund's net assets, as of April 30, 2001.

With the Hong Kong dollar pegged to the U.S. dollar (HK$7.78 = US$1) and its open economy, the Hong Kong market is the most sensitive to fluctuations in U.S. interest rates among the Asian markets. Additionally, Hong Kong is facing a number of domestic challenges for the long term.

Both the real estate and banking sectors - which have historically been solid performers for equity investors in Hong Kong - are exhibiting secular increases in competition, trends which are likely to continue to put pressure on earnings growth and investment returns.

Since it depends heavily on exports to the U.S., Hong Kong will most likely suffer if the U.S. enters a recession during the second half of 2001, as some forecasters have predicted. On the other hand, falling interest rates in the U.S. have historically benefited the Hong Kong market. Based on the examples of the past, investors in Hong Kong can probably expect a favorable period going forward. U.S. interest rates have fallen aggressively in the first four months of 2001, and we expect them to fall by at least another (25 basis points) in the coming months, suggesting that a severe recession may not be as likely as some analysts had predicted.

In addition, Hong Kong is second only to Singapore within the non-Japan Asian region in terms of corporate governance, political stability, well-capitalized banks, and a credible judicial system.

Hutchison Whampoa remains the Fund's single largest holding. We consider this company the premier conglomerate in non-Japan Asia. Hutchison's activities include telecommunications, real estate, port operations, and a number of retail businesses. Over half of the company's net asset value lies in its wireless telecommunications operations. Hutchison has already won high-speed wireless licenses in Britain, Italy, Sweden, and Austria. During the second half of 2000, concern about its exposure in Europe prompted the management to take a charge of 34 billion Hong Kong dollars against earnings as reported for the year, as a result of the declining value of the company's stake in Vodafone Group, Plc. This provision, and others, helped cause Hutchison's earnings reported for the year ended December 31, 2000 to fall (71%) from 109.5 billion Hong Kong dollars reported in 1999 to 25.7 billion Hong Kong dollars. Hutchison's year-to-year earnings have historically been quite volatile, due to frequent asset sales, provisions, and other items that are treated as part of the company's ordinary operations.

INDIA

US$17.0 million, 10.3% of the Fund's net assets as of April 30, 2001.

India's market was troubled by negative sentiment through the six months ended April 30, 2001, due in part to the downward revisions in forecasted GDP growth and in industrial production growth. Also, the global slowdown in technology spending, as well as political and market scandals have all served to dampen hopes among both foreign and local investors.


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                                                      THE ASIA TIGERS FUND, INC.

Although the recent past has been difficult, our outlook for the future has been improving since the beginning of 2001. Of the US$2.2 billion in net foreign portfolio investment that has gone into India during the six months ended April 30, 2001, approximately US$2.1 billion of it has been generated in calendar year 2001.

The Indian government announced a Budget in late February with positive measures, such as (i) the increase in the limit for equity holdings by foreigners from 40% to 49%; (ii) a decrease in the Bank Rate, the rate at which the Reserve Bank of India lends to banks, from 7.5% to 7%; and (iii) pledges by the government to speed up the pace of reforms and divestments of public-sector industries. For the long term, we expect these factors to boost the attractiveness of the Indian market despite the negative factors that have plagued it during much of the last six months. Furthermore, India has favorable market valuations for the forward period: according to I/B/E/S International Inc., a global financial information services and technology company, the consensus estimates for the 12 months ahead include a price-to-forward earnings ratio of approximately 9x and a forward earnings growth of approximately 20%.

Infosys Technologies continues to remain a top-ten core holding for the Fund. In early April 2001, Infosys announced that quarterly earnings for the company's fourth fiscal quarter, ended March 31, 2001, rose to 1.82 billion rupees, up from 883 million rupees in earnings for the previous year's fourth fiscal quarter, an increase of 106%. Reported revenues were also up 89% to 5.62 billion rupees in the fourth fiscal quarter compared to the fourth fiscal quarter of the preceding year. During the fourth fiscal quarter Infosys reported adding 37 clients as well as 921 employees, which is the same number of employees as it had added in the preceding quarter. Profit margins were reported 100 basis points higher during the fourth fiscal quarter than they had been during the preceding quarter, despite lower utilization of production capacity: 73% utilization reported in the fourth fiscal quarter versus 77.6% reported in the preceding quarter. The reported higher profit margins in a period of lower utilization resulted from the increase in the component of revenues attributable to more profitable offshore sources: 51.7% in the fourth fiscal quarter compared to 48.6% in the preceding quarter.

Infosys has not been immune to the ongoing, worldwide slowdown in IT spending that began in the second half of 2000. The company recently guided analysts to reduce projections for revenue and profit growth down to 30% through the next two fiscal years. Despite the market's unfavorable conditions over portions of the last six months, we feel that Infosys's position as a low-cost producer of high-quality software and services can help them continue to thrive going forward.

INDONESIA

US$0.8 million, 0.5% of the Fund's net assets as of April 30, 2001.

President Wahid's political leadership has proven to be a major disappointment for investors. When he came to power, Indonesians had high hopes for him, but his behavior in office has, unfortunately, been reported as erratic and irrational. The government's inability to enact reform, combined with the nation's rising social problems and slowing economy have steadily undermined the nation's currency, which threatens to spiral further downward.


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THE ASIA TIGERS FUND, INC.

In December 2000, the International Monetary Fund (IMF) announced that it would delay the next US$400 million disbursement of a planned US$5 billion program because the Indonesian government missed several deadlines for its reform commitments. As of early May 2001, the IMF funds continued to remain in suspension until the government begins to reform the banking sector and enact other institution-building measures. Meanwhile, following a censure by Parliament on April 23, 2001 (the second within a year), President Wahid is now facing possible impeachment during the next several months. In short, the political situation in Indonesia seems unlikely to stabilize in the near future.

The Fund's holdings in Indonesia have dwindled to 0.5% as of April 30, 2001. Its largest Indonesian holding is Gudang Garam, the largest cigarette manufacturer in Indonesia. We feel that stable demand for its products, combined with solid pricing power and what we see as a reasonable balance sheet, makes the company a solid investment in Indonesia. During 2000, Gudang Garam's sales reportedly climbed 18% to 15 trillion Indonesian rupiahs, up from 12.7 trillion rupiahs in 1999. Unfortunately for shareholders, sinking foreign exchange rates and rising costs caused the company's net profit to drop a reported (1.4%), from 2.27 trillion rupiahs in 1999 to 2.24 trillion rupiahs in 2000.

KOREA

US$28.4 million, 17.2% of the Fund's net assets as of April 30, 2001.

Within the Asian region, in our opinion, Korea arguably stands out as the economy most closely linked to the behavior of the overall global economy, because its export-dependent companies have relatively high degrees of operational and financial leverage. The country has a number of globally competitive, large-scale companies with high levels of debt in their capital structures, such as Pohang Iron & Steel, Samsung Electronics, and Hyundai Motors. Korea's market was one of the few in Asia that saw a positive return during the period from October 31, 2000 to April 30, 2001, despite having a currency that depreciated over (16%) versus the U.S. dollar.

We view the extremely favorable recent performance of Korea as a signal that the global economy will recover in the latter half of 2001, since the export-dependent companies which dominate the Korean market show good growth prospects through the forward period. Nevertheless, during the past six months, both exports from and industrial production in Korea have fallen sharply, as with other economies in the region. At the same time, domestic demand in Korea has not been robust enough to make up for the shortfalls in other areas of the economy.

In addition to suffering through the current cyclical slowdown, the Korean government has been backsliding, or at least has paused, in implementing the stringent measures required to: (i) restructure and/or write off non-performing loans in its banking system; and (ii) force fundamentally insolvent companies into bankruptcy. Despite the disappointment resulting from the government's inability to enact financial reforms, Korea's overall political stability, improving corporate governance, and attractive valuations continue to make it one of the most attractive markets in Asia. Many blue-chip Korean companies continue to trade at price-to-earnings ratios ranging from 4x to 6x and at significant discounts to book value.


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                                                      THE ASIA TIGERS FUND, INC.

The Fund retains a significant holding in Samsung Electronics, the world's largest manufacturer of computer memory chips, as well as a producer of mobile phones and network equipment. The company surprised investors with better-than-expected (but still declining) reported earnings in the first quarter of 2001. Net income as reported fell (25%) from 1.6 trillion Korean won in the first quarter of 2000 to 1.2 trillion won in the first quarter of 2001, mainly because of falling prices of most memory chips. During 2000, Samsung's earnings-per-share reportedly surged 89% to 6 trillion won from 3.17 trillion won in 1999.

MALAYSIA

US$4.3 million, 2.6% of the Fund's net assets as of April 30, 2001.

Among the larger non-Japan Asian markets (i.e., those with total capitalizations greater than US$30 billion), Malaysia was the worst performer during the six months ended April 30, 2001, falling (22.3%). The country continues to endure a number of difficulties since it is extremely dependent on exports, even for Asia. Approximately 61% of Malaysia's exports are electronics, and nearly 30% of the electronics exports are U.S.-bound. Hence, the U.S. economic slowdown that began in 2000 continues to have a negative impact on the economy of Malaysia.

It appears to us that the Malaysian government, compared to its regional peers, has effected the fewest positive reforms since the Asian Crisis. The currency, the Malaysian ringgit, remains pegged to the U.S. dollar at what is increasingly being viewed as an overvalued exchange rate. Malaysian corporations continue to suffer from poor corporate governance and reported disappointing earnings results through 2000 and into 2001. In addition to the preceding reasons, we keep the Fund sharply underweight in Malaysia due to the likelihood that the MSCI will soon reduce its weighting in Malaysia for its benchmark indices.

The political temperature is also rising. Prime Minister Mahathir has been increasingly criticized for his recent actions - even within his own ruling party. The Prime Minister has been criticized domestically for being too heavy-handed with his political opponents and internationally for his anti-Western rhetoric, which has repelled many investors.

Of the Fund's holdings in Malaysia, one of the largest continues to be blue-chip gaming company Resorts World. A subsidiary of the Genting Group, Resorts World operates the only casino in Malaysia, at a gaming resort in the Genting Highlands. Faced with a maturation of its core business, the company, in March 2000, together with other companies in the Genting Group, purchased a stake in Norwegian Cruise Lines (NCL) to combine operations with its own fledgling cruise business, Star Cruises. For the fiscal year ended December 2000, Resorts World reported a loss of (876 million ringgit), attributable mainly to the NCL acquisition which included a one-time write-off of goodwill and other charges related to the acquisition. The cruise industry in Asia is expected to have enormous potential. As a result, we strongly believe this short-term decrease in earnings should pave the way for a profitable medium- to long-term future.


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THE ASIA TIGERS FUND, INC.

PHILIPPINES

US$0.6 million, 0.3% of the Fund's net assets as of April 30, 2001.

In late January, 2001, Joseph Estrada was finally forced from the Philippine presidency, as a result of the "People Power" uprising. The ousting of the leader and the uprising which precipitated it demonstrate that properly functioning democratic institutions have not yet taken root in the country. The challenge for the new government, headed by Gloria Macapagal Arroyo, is to rein in the burgeoning fiscal deficit (estimated at over 4% of GDP as of April 30, 2001) and to re-commence the plans for structural reform of the economy. In order to push through difficult legislation, such as unpopular rate hikes and controversial privatizations, the new administration's party must win at least 8 of the 13 available Senate seats in the upcoming congressional elections. We see this as a major test for the administration. Given the numerous structural problems in the economy and a total market capitalization of barely US$15 billion, most foreign investors pay little attention to the Philippine equity market.

The Fund holds only one stock in the Philippines: ABS-CBN Broadcasting Corporation, owner of the Philippines' largest television and radio stations. During 2000, net income reportedly rose 13% to 2.26 billion Philippine pesos from 2 billion pesos in 1999. The company's advertising revenue also reportedly rose 18% to 9.2 billion pesos from 7.8 billion pesos in 1999 as it raised advertising rates to reflect a bigger audience share.

SINGAPORE

US$18.4 million, 11.2% of the Fund's net assets as of April 30, 2001.

Singapore remains the favorite market for foreign investments in Asia by offering investors a good investing climate, which includes strongly capitalized banks, a well-regulated financial system, stability, and credible courts to handle legal disputes. Moreover, the city-state is not resting on its past achievements, but instead is working to improve itself further. The government intends to promote quarterly reporting, similar to that which is required of publicly-held companies in the U.S. and accounting practices in line with the standards in more economically developed countries, which is expected to raise even higher its already top-level standards of corporate governance and competitiveness.

The point of vulnerability for Singapore's market continues to be its small geographical size, which limits the growth rate for its corporations' earnings. To remedy this situation, Singapore corporations could attempt to grow through overseas acquisitions. Unfortunately, in practice, Singapore companies have a patchy record in overseas acquisitions and have even developed a reputation among analysts for over-paying and, hence, destroying value, at least in the short-term.

On the other hand, we believe much of the recent criticism for Singapore corporations has been excessive. As we see the situation, since Singapore corporations have little choice but to pursue cross-border growth, they will eventually accumulate the skills necessary to succeed with overseas expansion and profit from this type of business.

                                                      THE ASIA TIGERS FUND, INC.

Market liquidity has remained strong through the six months ended April 30, 2001, with current account surpluses running at 20% of GDP. As the growing semiconductor and contract manufacturing industries in Singapore have become more globalized over the past five years, the market has become more volatile. However, we believe the Singapore market still offers some of the best long-term investment opportunities in the Asian region.

Singapore Telecommunications, the city-state's former telephone monopoly, is one of the Fund's major holdings in Singapore. Since the domestic telephone market was fully deregulated by the government in 1999, the company has been using its cash reserves to expand within the Asian region. Net profit reported for the nine months ended December 31, 2000 rose 27% to 1.9 billion Singapore dollars, up from 1.5 billion dollars for the nine months ended December 31, 1999. During the first quarter of 2001, Singapore Telecommunications launched an acquisition bid for C&W Optus, Australia's second-largest fully-integrated telecommunications company. At the time of publication, news reports suggested that this acquisition appears extremely likely to be enacted.

TAIWAN

US$27.4 million, 16.6% of the Fund's net assets as of April 30, 2001.

Taiwan continues to grapple with the challenges of its fledgling democracy as its market endures the sharp downturn in the global electronics cycle. Fortunately, the political outlook has improved significantly since the fourth quarter of 2000, as President Chen Shui-bian and the Parliament reached an agreement on the construction of the Fourth Nuclear Power Plant project, an issue which nearly sparked a political crisis. Meanwhile, the global slowdown in technology spending has had a severe, negative impact on the Taiwanese economy. Exports declined (5.7%) year-on-year for the first four months of 2001.

The good news about Taiwan for investors is that with no inflation in sight, the Central Bank has been able to lower interest rates aggressively, having done so four times since the beginning of 2001.

The Fund continues to have a significant weighting in Taiwan Semiconductor
(TSMC), the world's largest dedicated semiconductor foundry. TSMC is also seen as the industry leader in process technology and other leading-edge foundry services. As with other semiconductor companies in the region, reported earnings in the first quarter of 2001 were down, sliding (17%) to 8.4 billion Taiwan dollars from 10.1 billion dollars in the first quarter of 2000. The company's management expects a recovery in its prospects as well as in the industry as a whole, starting in the third quarter of 2001 and accelerating through the fourth quarter.

THE ASIA TIGERS FUND, INC.

THAILAND

US$7.4 million, 2.2% of the Fund's net assets as of April 30, 2001.

Thailand, the country that led the region into the Asian Crisis by devaluing the baht, continues to suffer from failing to resolve the problems created by the non-performing loans in its banking system. The published financial data seem to show steady improvement, with the NPL (non-performing loan) ratio retreating from a high of 50% in August 1999 to 17.6% in March 2001, with the latter figure representing approximately 847 billion baht. However, the 1.9 billion baht of restructured loans that remain in the banking system are highly vulnerable to relapse due to the lack of improving economic conditions in Thailand and the unrealistic terms under which many of the loans were restructured.

The January 2001 election of Thaksin Shinawatra as the new Prime Minister resulted from a landslide victory. His Thai Rak Thai ("Thais love Thais") party was greeted jubilantly by voters in rural areas, but less favorably by voters in urban areas. Unfortunately for investors, Shinawatra's populist platform, which calls for increased government spending, corporate bail-outs, and various protectionist measures, is not consistent with the restructuring agenda which we feel the country's businesses need. A businessman who made his fortune in the telecommunications industry, President Shinawatra also continues to be under investigation for issues related to illegally transferring assets, a charge that may force him to resign at some point in the future. Overall, the near-term outlook remains clouded for Thailand.

The Fund's key holdings in Thailand continue to center on the telecommunications sector. Advanced Information Service (Advanced Info) and TelecomAsia make up over half of the Fund's Thailand exposure. For fiscal year 2000, Advanced Info saw earnings reportedly surge 140% from 2.75 billion baht in 1999 to 6.6 billion baht in 2000. Penetration in the wireless market remains extremely low in Thailand. Advanced Info has been able to exploit this situation by dropping the prices on its handsets by as much as (20%) last October and by waiving sign-up fees for new users. These actions resulted in a strong sales trend which has continued into 2001. TelecomAsia, the largest fixed-line phone operator in the greater Bangkok region, saw operating results in 2000 improve 56%, with its consolidated net loss reportedly improving from (5.9 billion baht) in 1999 to a net loss of (3.3 billion baht) in 2000. Management reportedly expects 2001 to see continued operating improvement.

Punita Kumar-Sinha

/s/ Punita Kumar-Sinha

Portfolio Manager
Advantage Advisers, Inc.

                                                      THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM

In December 1999, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. Subsequently in October 2000, the Board authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock from time to time in the open market. As such, the total number of shares of the Fund authorized for repurchase under the Fund's repurchase program is 2,000,000. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the six months ended April 30, 2001, the Fund repurchased a total of 163,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note D to the Financial Statements).

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments                                              (Unaudited)

COMMON STOCKS  (95.64% of holdings)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  China                                      0.86%
                  Coal                                       0.36%
  1,372,000       Yanzhou Coal Mining Company Limited.............       $    389,525   $    562,944
                                                                         ------------   ------------
                  Energy Sources                             0.50%
     36,800       PetroChina Company Limited ADR                              625,613        793,040
                                                                         ------------   ------------
                  Total China.....................................          1,015,138      1,355,984
                                                                         ------------   ------------
                  Hong Kong                                 35.06%
                  Banking                                    4.36%
    383,800       Hang Seng Bank Limited..........................          3,501,296      4,527,452
    186,400       HSBC Holdings PLC...............................          2,124,258      2,366,150
                                                                         ------------   ------------
                                                                            5,625,554      6,893,602
                                                                         ------------   ------------
                  Business/Public Service                    0.49%
    258,000       Computer & Technologies Holdings Limited........            548,682        108,341
  1,000,000       Travelsky Technology Limited+...................            531,024        673,163
                                                                         ------------   ------------
                                                                            1,079,706        781,504
                                                                         ------------   ------------
                  Computers                                  0.33%
    650,000       Legend Holdings Limited.........................            577,962        516,733
                                                                         ------------   ------------
                  Consumer Goods & Services                  1.15%
    961,000       Li & Fung Limited...............................            639,036      1,823,670
                                                                         ------------   ------------
                  Energy Sources                             0.88%
     57,700       China Petroleum and Chemical Corporation ADR+...          1,142,725      1,045,524
  2,565,000       Sinopec Shanghai Petrochemical Company Limited..            378,434        342,044
                                                                         ------------   ------------
                                                                            1,521,159      1,387,568
                                                                         ------------   ------------
                  Financial Services                         1.23%
    356,400       Dah Sing Financial Group........................          1,493,248      1,942,172
                                                                         ------------   ------------
                  Manufacturing                              0.12%
    164,000       Esprit Holdings Limited.........................            132,252        186,101
                                                                         ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Hong Kong (continued)
                  Media                                      0.51%
    161,000       Television Broadcasts Limited...................       $    767,442   $    813,361
                                                                         ------------   ------------
                  Multi-Industry                             9.83%
    619,000       China Resources Enterprise Limited..............            876,453        908,777
  1,354,900       Hutchison Whampoa Limited.......................          8,325,817     14,636,533
                                                                         ------------   ------------
                                                                            9,202,270     15,545,310
                                                                         ------------   ------------
                  Real Estate                                8.70%
    762,000       Cheung Kong Holdings Limited*...................          5,477,040      8,500,321
    526,000       Great Eagle Holdings Limited....................            795,008        748,634
    506,976       Kerry Properties Limited........................            688,529        624,051
    418,300       Sun Hung Kai Properties Limited.................          2,608,396      3,888,543
                                                                         ------------   ------------
                                                                            9,568,973     13,761,549
                                                                         ------------   ------------
                  Retailing                                  0.91%
  2,776,000       Giordano International Limited..................          1,013,913      1,441,569
                                                                         ------------   ------------
                  Telecommunications                         4.32%
    610,500       Asia Satellite Telecommunications Holdings Limited        1,995,829      1,389,457
  1,108,000       China Mobile (Hong Kong) Limited+...............          2,847,414      5,441,262
                                                                         ------------   ------------
                                                                            4,843,243      6,830,719
                                                                         ------------   ------------
                  Textiles & Apparel                         0.19%
  1,958,000       Glorious Sun Enterprises Limited................            748,406        301,269
                                                                         ------------   ------------
                  Transportation                             1.18%
    791,400       Cathay Pacific Airways Limited..................          1,275,611      1,197,400
    389,500       MTR Corporation Limited+........................            576,068        671,724
                                                                         ------------   ------------
                                                                            1,851,679      1,869,124
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Hong Kong (continued)
                  Utilities - Electric & Gas                 0.86%
    143,280       CLP Holdings Limited............................       $    623,656   $    600,751
  1,304,000       Huaneng Power International Incorporated........            508,722        764,944
                                                                         ------------   ------------
                                                                            1,132,378      1,365,695
                                                                         ------------   ------------
                  Total Hong Kong.................................         40,197,221     55,459,946
                                                                         ------------   ------------
                  India                                     10.74%
                  Banking                                    0.46%
    295,573       Bank of Baroda..................................            339,049        320,911
     61,000       ICICI Bank Limited ADR*+........................            491,428        405,040
                                                                         ------------   ------------
                                                                              830,477        725,951
                                                                         ------------   ------------
                  Beverages & Tobacco                        0.70%
     61,750       ITC Limited.....................................          1,021,364      1,103,747
                                                                         ------------   ------------
                  Business/Public Service                    2.35%
     38,141       Infosys Technologies Limited....................          1,183,770      3,035,807
     82,275       NIIT Limited....................................          1,937,292        666,931
    150,000       Vans Information Limited+.......................            344,037         22,419
                                                                         ------------   ------------
                                                                            3,465,099      3,725,157
                                                                         ------------   ------------
                  Chemicals                                  1.40%
    301,483       Reliance Industries Limited.....................          1,073,862      2,207,936
                                                                         ------------   ------------
                  Energy Sources                             0.98%
    434,900       Hindustan Petroleum Corporation Limited.........          2,047,473      1,551,656
                                                                         ------------   ------------
                  Health/Personal Care                       1.52%
    534,750       Hindustan Lever Limited.........................          2,344,953      2,406,289
                                                                         ------------   ------------
                  Metals-Steel                               0.53%
    294,500       Tata Iron & Steel Company Limited+..............          1,104,147        847,627
                                                                         ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  India (continued)
                  Pharmaceuticals                            0.16%
     21,000       Dr. Reddy's Laboratories Limited ADR+...........       $    248,508   $    253,050
                                                                         ------------   ------------
                  Technology                                 0.55%
    187,769       Satyam Computer Services Limited................            816,203        866,981
                                                                         ------------   ------------
                  Telecommunications                         2.09%
    301,815       HCL Technologies Limited........................          2,217,657      2,430,437
     15,030       Himachal Futuristic Communications Limited......            252,349         50,191
     60,900       Vide    sh Sanchar Nigam Limited ADR............          1,365,470        822,150
                                                                         ------------   ------------
                                                                            3,835,476      3,302,778
                                                                         ------------   ------------
                  Total India.....................................         16,787,562     16,991,172
                                                                         ------------   ------------
                  Indonesia                                  0.48%
                  Beverages & Tobacco                        0.33%
    532,000       PT Gudang Garam.................................            936,747        525,121
                                                                         ------------   ------------
                  Telecommunications                         0.15%
     58,800       PT Telekomunikasi Indonesia ADR.................            424,783        239,316
                                                                         ------------   ------------
                  Total Indonesia.................................          1,361,530        764,437
                                                                         ------------   ------------
                  Korea                                     17.32%
                  Appliance & Household Durables             5.61%
     51,000       Samsung Electronics.............................          4,864,935      8,867,882
                                                                         ------------   ------------
                  Banking                                    2.58%
    115,744       H&CB............................................          1,987,481      2,201,509
    121,862       Kookmin Bank....................................          1,551,650      1,443,468
     49,680       Shinhan Bank....................................            456,801        441,349
                                                                         ------------   ------------
                                                                            3,995,932      4,086,326
                                                                         ------------   ------------
                  Beverages & Tobacco                        0.47%
     21,840       Hite Brewery Company Limited....................            675,782        741,267
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Korea (continued)
                  Construction & Housing                     0.70%
     29,550       Kumkang Korea Chemical Company Limited..........       $  1,870,562   $  1,112,893
                                                                         ------------   ------------
                  Electrical & Electronics                   0.57%
     28,770       Samsung Electro Mechanics Company Limited.......          1,204,503        909,849
                                                                         ------------   ------------
                  Financial Services                         0.29%
     17,300       Kookmin Credit Card Company Limited.............            489,381        457,130
                                                                         ------------   ------------
                  Food & Household Products                  0.53%
     13,130       Cheil Jedang Corporation........................            945,135        388,815
      4,360       Lotte Confectionery Company Limited.............            708,963        446,925
                                                                         ------------   ------------
                                                                            1,654,098        835,740
                                                                         ------------   ------------
                  Internet                                   0.09%
    135,046       Korea Next Education Services Incorporated......            903,982        147,658
                                                                         ------------   ------------
                  Machinery & Engineering                    0.36%
     24,680       Halla Climate Control Company...................            823,904        547,195
                                                                         ------------   ------------
                  Metals - Steel                             0.81%
      9,240       Pohang Iron & Steel Company Limited.............            417,244        687,563
     30,000       Pohang Iron & Steel Company Limited ADR.........            982,500        600,300
                                                                         ------------   ------------
                                                                            1,399,744      1,287,863
                  Telecommunications                         3.30%
     38,800       Korea Telecom Corporation.......................          2,228,949      1,856,036
     19,570       SK Telecom Company Limited......................          2,116,214      3,365,683
                                                                         ------------   ------------
                                                                            4,345,163      5,221,719
                                                                         ------------   ------------
                  Transportation - Air                       0.00%
          5       Korean Air Company Limited+.....................                 48             25
                                                                         ------------   ------------
                  Utilities - Electric & Gas                 2.01%
    184,240       Korea Electric Power Corporation................          5,766,319      3,182,582
                                                                         ------------   ------------
                  Total Korea.....................................         27,994,353     27,398,129
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Malaysia                                   2.76%
                  Banking                                    0.58%
    358,100       Malayan Banking.................................       $    814,556   $    923,521
                                                                         ------------   ------------
                  Electronic Components & Instruments        0.72%
    180,000       Malaysian Pacific Industries....................          1,740,482        497,368
    351,000       Unisem..........................................          1,667,237        641,961
                                                                         ------------   ------------
                                                                            3,407,719      1,139,329
                                                                         ------------   ------------
                  Investment Company                         0.05%
     18,300       iShares MSCI Malaysia (Free) Index Fund.........            139,492         78,507
                                                                         ------------   ------------
                  Leisure & Tourism                          1.04%
    333,000       Genting.........................................          1,345,588        701,053
    687,000       Resorts World...................................          1,608,340        940,105
                                                                         ------------   ------------
                                                                            2,953,928      1,641,158
                                                                         ------------   ------------
                  Multi-Industry                             0.37%
    574,000       Berjaya Sports Toto.............................          1,179,583        580,042
                                                                         ------------   ------------
                  Total Malaysia..................................          8,495,278      4,362,557
                                                                         ------------   ------------
                  Philippines                                0.36%
                  Media                                      0.36%
    820,600       ABS-CBN Broadcasting Corporation+...............            924,784        574,739
                                                                         ------------   ------------
                  Total Philippines...............................            924,784        574,739
                                                                         ------------   ------------
                  Singapore                                  9.08%
                  Banking                                    2.77%
    119,500       DBS Group Holdings Limited......................          1,482,037      1,043,410
    390,000       Overseas-Chinese Banking Corporation Limited....          1,807,689      2,355,848
    252,800       Overseas Union Bank Limited.....................          1,091,499        985,656
                                                                         ------------   ------------
                                                                            4,381,225      4,384,914
                                                                         ------------   ------------
                  Broadcasting/Publishing                    0.93%
    128,000       Singapore Press Holdings Limited................          1,303,549      1,469,083
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Singapore (continued)
                  Electronic Components & Instruments        0.80%
    181,600       Venture Manufacturing (Singapore) Limited.......       $  1,013,872   $  1,266,513
                                                                         ------------   ------------

                  Food & Household Products                  0.50%
    644,000       Want Want Holdings Limited (U.S.)...............            853,136        785,680
     22,800       Want Want Holdings Limited -
                     Warrants (U.S) - expire 10/24/2004+..........              1,140          3,648
                                                                         ------------   ------------
                                                                              854,276        789,328
                                                                         ------------   ------------
                  Machinery & Engineering                    0.41%
    436,000       Singapore Technologies Engineering Limited......            698,679        653,641
                                                                         ------------   ------------
                  Real Estate                                0.76%
    236,600       City Developments Limited.......................            856,548        831,543
    395,000       Keppel Land Limited.............................            350,057        377,430
                                                                         ------------   ------------
                                                                            1,206,605      1,208,973
                                                                         ------------   ------------
                  Technology                                 0.58%
    619,000       OMNI Industries Limited.........................            743,622        910,994
                                                                         ------------   ------------
                  Telecommunications                         0.88%
     94,720       Datacraft Asia Limited (U.S.)...................            507,960        483,072
    907,000       Singapore Telecommunications Limited............          1,190,536        906,502
                                                                         ------------   ------------
                                                                            1,698,496      1,389,574
                                                                         ------------   ------------
                  Transportation - Air                       1.45%
    288,000       Singapore Airlines Limited......................          2,276,031      2,293,246
                                                                         ------------   ------------
                  Total Singapore.................................         14,176,355     14,366,266
                                                                         ------------   ------------
                  Taiwan                                    17.02%
                  Chemicals                                  1.44%
  2,081,246       Nan Ya Plastic Corporation......................          3,054,035      2,284,372
                                                                         ------------   ------------
                  Computers                                  0.19%
    459,750       Acer Incorporated...............................            953,693        297,740
                                                                         ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Taiwan (continued)
                  Data Processing and Reproduction           0.66%
    609,320       Compal Electronics Incorporated+................       $  1,404,551   $  1,037,456
                                                                         ------------   ------------
                  Electrical & Electronics                   6.77%
    323,600       Compeq Manufacturing Company Limited+                     1,569,490        988,805
    469,600       Hon Hai Precision Industry Company Limited......          2,268,886      2,755,634
  2,285,395       Taiwan Semiconductor Maufacturing
                    Company Limited+..............................          8,043,961      6,323,227
    551,590       Winbond Electronics Corporation+................          1,332,954        647,351
                                                                         ------------   ------------
                                                                           13,215,291     10,715,017
                                                                         ------------   ------------
                  Electronic Components & Instruments        3.98%
  1,184,473       Advanced Semiconductor Engineering
                    Incorporated*+................................          2,000,179         21,937
     63,747       Ambit Microsystems Corporation..................            511,359        385,699
    362,889       Asustek Computer Incorporated*..................          2,816,697      1,649,495
    169,110       Macronix International Company Limited+.........            403,027        259,655
    123,500       Synnex Technology International Corporation.....            606,447        266,601
     49,400       Synnex Technology International
                  Corporation 144A GDR............................            879,795        427,310
  1,495,841       United Microelectronics Corporation+............          3,855,253      2,387,706
                                                                         ------------   ------------
                                                                           11,072,749      6,298,403
                                                                         ------------   ------------
                  Insurance                                  0.74%
    789,280       Cathay Life Insurance Company Limited...........          2,180,005      1,163,882
                                                                         ------------   ------------
                  Metals - Steel                             0.75%
  2,040,000       China Steel Corporation.........................          1,342,761      1,184,676
                                                                         ------------   ------------
                  Telecommunications                         0.40%
    321,000       Chunghwa Telecom Company Limited+...............          1,213,256        634,387
                                                                         ------------   ------------
                  Textiles & Apparel                         0.98%
  2,543,520       Far Eastern Textile Limited.....................          2,139,549      1,554,416
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Taiwan (continued)
                  Transportation - Air                       0.56%
  2,543,600       EVA Airways Corporation+........................       $  1,317,735   $    885,504
                                                                         ------------   ------------
                  Utilities - Electric & Gas                 0.55%
    943,803       Phoenixtec Power Company Limited................          1,592,901        866,611
                                                                         ------------   ------------
                  Total Taiwan ...................................         39,486,526     26,922,464
                                                                         ------------   ------------
                  Thailand                                   1.96%
                  Energy Sources                             0.26%
    179,600       PTT Exploration & Production PLC................            809,242        413,100
                                                                         ------------   ------------
                  Media                                      0.16%
     51,000       BEC World PLC...................................            251,462        254,721
                                                                         ------------   ------------
                  Telecommunications                         1.54%
    107,000       Advanced Information Service PLC................            684,307      1,082,891
    862,300       Shin Satellite PLC+.............................            696,305        576,126
  1,804,400       TelecomAsia Corporation PLC+....................          1,721,526        770,773
    352,701       TelecomAsia Corporation PLC
                     Rights - expiration date 04/03/2008**+.......                  0              0
                                                                         ------------   ------------
                                                                            3,102,138      2,429,790
                                                                         ------------   ------------
                  Total Thailand..................................          4,162,842      3,097,611
                                                                         ------------   ------------

                  TOTAL COMMON STOCKS.............................       $154,601,589   $151,293,305
                                                                         ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

PREFERRED STOCKS (0.29% of holdings)

Number                                                       Percent of
of Shares         Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Thailand                                   0.29%
                  Banking                                    0.29%
    939,000       Siam Commercial Bank PLC - 5.25% Preferred+.....       $    434,279   $    467,957
                                                                         ------------   ------------
                  Total Thailand                                              434,279        467,957
                                                                         ------------   ------------
                  TOTAL PREFERRED STOCKS..........................       $    434,279   $    467,957
                                                                         ------------   ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (continued)                                  (Unaudited)

CONVERTIBLE BONDS (4.07% of holdings)

Par Value                                                    Percent of
($000)            Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Hong Kong                                  0.56%
                  Telecommunications                         0.31%
        500       China Mobile (Hong Kong)
                    Limited 2.25%, 11/03/05.......................       $    532,500   $    497,992
                                                                         ------------   ------------
                  Multi-Industry                             0.25%
        325       First Pacific Capital Limited 2.0%, 3/27/02.....            394,875        396,142
                                                                         ------------   ------------
                  Total Hong Kong.................................            927,375        894,134
                                                                         ------------   ------------
                  Korea                                      0.65%
                  Appliance & Household Durables             0.18%
        250       Intel Corporation Zero Coupon
                    Bond, 02/01/04+...............................            271,228        277,825
                                                                         ------------   ------------
                  Utilities - Electric & Gas                 0.47%
        700       Korea Deposit Insurance 2.25%,10/11/05..........            708,500        742,980
                                                                         ------------   ------------
                  Total Korea.....................................            979,728      1,020,805
                                                                         ------------   ------------
                  Singapore                                  2.57%
                  Banking                                    1.42%
      1,500       Finlayson Global Corporation Zero Coupon Bond,
                    02/19/04+.....................................          1,574,958      2,243,400
                                                                         ------------   ------------
                  Electronic Components & Instruments        0.52%
        750       Chartered Semiconductor 2.5%, 4/02/06...........            766,563        820,781
                                                                         ------------   ------------
                  Telecommunications                         0.63%
        900       Fullerton Global Corporation Zero Coupon Bond,
                    04/02/03+.....................................            870,661        994,860
                                                                         ------------   ------------
                 Total Singapore..................................          3,212,182      4,059,041
                                                                         ------------   ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Schedule of Investments (concluded)                                  (Unaudited)

CONVERTIBLE BONDS (concluded)

Par Value                                                    Percent of
($000)            Security                                   Holdings        Cost           Value
----------------------------------------------------------------------------------------------------
                  Taiwan                                     0.29%
                  Data Processing and Reproduction           0.29%
        400       Compal Electronics Incorporated Zero Coupon
                    Bond, 10/19/05+...............................            502,103        460,440
                                                                         ------------   ------------
                  Total Taiwan....................................            502,103        460,440
                                                                         ------------   ------------
                  TOTAL CONVERTIBLE BONDS.........................       $  5,621,388   $  6,434,420
                                                                         ------------   ------------
                  Total INVESTMENTS++ .....................100.00%       $160,657,256   $158,195,682
                                                                         ============   ============0

Footnotes and Abbreviations

         ADR - American Depository Receipts
         GDR - Global Depository Receipts
         *    Passive Foreign Investment Company.
         **   Security has been fair valued as determined by or under the direction of the Board of Directors.
         +    Non-income producing security.
         ++   Aggregate cost for Federal income tax purposes is $164,358,714.
              The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                Excess of value over tax cost                     $  26,534,798
                Excess of tax cost over value                       (32,697,830)
                                                                  --------------
                                                                  $  (6,163,032)
                                                                  ==============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 2001
Statement of Assets and Liabilities                                 (Unaudited)

ASSETS

Investments, at value (Cost $160,657,256) .....................   $ 158,195,682
Cash (including $2,139,176 of foreign currency
  holdings with a cost of $2,160,843) .........................       7,330,930
Receivables:
  Dividends ...................................................         275,942
  Interest ....................................................          21,498
  Securities sold .............................................         527,686
Prepaid expenses ..............................................          53,710
                                                                  -------------
       Total Assets ...........................................     166,405,448
                                                                  -------------

LIABILITIES

Deferred foreign withholding taxes payable ....................         213,138
Payable for securities purchased ..............................         551,338
Due to Investment Manager .....................................         131,717
Due to Administrator ..........................................          26,344
Accrued expenses ..............................................         299,791
                                                                  -------------
       Total Liabilities ......................................       1,222,328
                                                                  -------------

       Net Assets .............................................   $ 165,183,120
                                                                  =============

       NET ASSET VALUE PER SHARE
       ($165,183,120/19,553,784 issued and outstanding) .......   $        8.45
                                                                  =============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 20,514,984 shares issued
  (100,000,000 shares authorized) .............................   $      20,515
Paid-in capital ...............................................     285,743,977
Cost of 961,200 shares repurchased ............................      (8,698,740)
Distributions in excess of net investment loss ................        (264,773)
Accumulated net realized loss on investments
  and foreign currency related transactions ...................    (108,920,589)
Net unrealized depreciation in value of investments and
  on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding
  taxes of $213,138) ..........................................      (2,697,270)
                                                                  =============
                                                                  $ 165,183,120
                                                                  =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statement of Operations                                              For the Six
                                                                    Months Ended
                                                                  April 30, 2001
                                                                     (Unaudited)

Investment Income
Dividends (Net of taxes withheld of $107,131) ..............       $  1,236,143
Interest ...................................................             66,093
                                                                   ------------
           Total Investment Income .........................          1,302,236
                                                                   ------------
Expenses
Management fees ...........................   $   904,092
Administration fees .......................       180,819
Custodian fees ............................       153,077
Legal fees ................................       122,822
Audit and taxes fees ......................        38,788
Transfer agent fees .......................        33,905
Insurance .................................        27,317
NYSE fees .................................        16,244
Directors' fees ...........................        15,458
Printing ..................................        12,219
Interest Expense ..........................           775
Miscellaneous .............................         7,629
                                              -----------

           Total expenses ..................................          1,513,145
                                                                   ------------

           Net Investment Loss .............................           (210,909)
                                                                   ------------

Net Realized and Unrealized Gain (Loss) On Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated In Foreign
Currencies:

Net realized loss from:
  Security transactions (net of capital gains tax
    of $175,634) ...........................................         (7,386,266)
  Foreign currency related transactions ....................           (134,992)
                                                                   ------------
                                                                     (7,521,258)
                                                                   ------------

Net change in unrealized depreciation in value of
  investments, foreign currency holdings and translation
  of other assets and liabilities denominated in foreign
  currencies (net of decrease in deferred foreign
  withholding taxes of $666,039) ...........................         (8,386,948)
                                                                   ------------

Net realized and unrealized loss on investments,
  foreign currency holdings and translation of other assets
  and liabilities denominated in foreign currencies ........        (15,908,206)
                                                                   ------------
Net decrease in net assets resulting from operations .......       $(16,119,115)
                                                                   ============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                        For the Six
                                                        Months Ended       For the Year
                                                       April 30, 2001          Ended
                                                         (Unaudited)      October 31, 2000
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss) ........................   $    (210,909)      $   6,395,169
Net realized gain (loss) on investments and
  foreign  currency related transactions ............      (7,521,258)          6,476,127
Net change in unrealized depreciation in value
  of investments, foreign currency holdings and
  translation of other assets and liabilities
  denominated in foreign currencies .................      (8,386,948)        (41,759,763)
                                                        -------------       -------------
Net decrease in net assets resulting from operations      (16,119,115)        (28,888,467)
                                                        -------------       -------------
Distributions to shareholders from
Net investment income ($0.29 and $.07 per
  share), respectively ..............................      (5,710,617)         (1,477,079)
                                                        -------------       -------------
Net decrease in net assets from distributions .......      (5,710,617)         (1,477,079)
                                                        -------------       -------------
Capital Share Transactions
Shares repurchased under stock repurchase plan
  (163,000 and 798,200 shares), respectively ........      (1,190,741)         (7,507,999)
                                                        -------------       -------------
Net decrease in net assets resulting
  from capital share transactions ...................      (1,190,741)         (7,507,999)
                                                        -------------       -------------

Total decrease in net assets ........................     (23,020,473)        (37,873,545)
                                                        -------------       -------------

Net Assets
Beginning of period .................................     188,203,593         226,077,138
                                                        -------------       -------------

End of period (including undistributed net investment
  income of $5,656,753 as of October 31, 2000) ......   $ 165,183,120       $ 188,203,593
                                                        =============       =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                            For the Six   For the Year     For the Year    For the Year
                                           Months Ended       Ended            Ended           Ended
                                          April 30, 2001   October 31,      October 31,     October 31,
                                            (Unaudited)       2000             1999            1998
-------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..  $        9.55    $      11.02     $       7.55    $       9.68
                                         -------------    ------------     ------------    ------------
Net investment income (loss) ..........          (0.01)           0.32             0.04            0.08
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings, and translation
  of other assets and liabilities
  denominated in foreign currencies ...          (0.82)          (1.86)**          3.44**         (2.21)
                                         -------------    ------------     ------------    ------------
Net increase (decrease) from
  investment operations ...............          (0.83)          (1.54)            3.48           (2.13)
                                         -------------    ------------     ------------    ------------

Less Distributions:
  Dividends from net investment
  income ..............................          (0.29)          (0.07)           (0.01)             --
In excess of net investment income.....             --              --               --              --
                                         -------------    ------------     ------------    ------------
Total dividends and distributions .....          (0.29)          (0.07)           (0.01)             --
                                         -------------    ------------     ------------    ------------

Capital share transactions
  Anti-dilutive effect
  of Share Repurchase Program .........           0.02            0.14               --              --
                                         -------------    ------------     ------------    ------------
Total capital share transactions ......           0.02            0.14               --              --
                                         -------------    ------------     ------------    ------------
Net asset value, end of period ........  $        8.45    $       9.55     $      11.02    $       7.55
                                         =============    ============     ============    ============

Per share market value, end of period .  $        6.83    $       7.13     $       8.63    $       6.13

Total Investment Return Based
  on Market Value* ....................          (0.46)%        (16.82)%          41.03%         (22.83)%

Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...  $     165,183    $    188,204     $    226,077    $    154,946
Ratios of expenses to average
  net assets ..........................           1.67%           1.69%            1.70%           1.74%
Ratios of net investment income
  (loss) to average net assets ........          (0.23)%          2.50%            0.43%           0.99%
Portfolio turnover ....................           8.91%          31.42%           92.44%          93.47%

                                         For the Year    For the Year
                                             Ended           Ended
                                          October 31,     October 31,
                                             1997            1996
---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..  $      12.49    $      12.08
                                         ------------    ------------
Net investment income (loss) ..........          0.03            0.05
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings, and translation
  of other assets and liabilities
  denominated in foreign currencies ...         (2.80)           0.44
                                         ------------    ------------
Net increase (decrease) from
  investment operations ...............         (2.77)           0.49
                                         ------------    ------------

Less Distributions:
  Dividends from net investment
  income ..............................         (0.00)+         (0.08)
In excess of net investment income.....         (0.04)             --
                                         ------------    ------------
Total dividends and distributions .....         (0.04)+         (0.08)
                                         ------------    ------------

Capital share transactions
  Anti-dilutive effect
  of Share Repurchase Program .........            --              --
                                         ------------    ------------
Total capital share transactions ......            --              --
                                         ------------    ------------
Net asset value, end of period ........  $       9.68    $      12.49
                                         ============    ============

Per share market value, end of period .  $       7.94    $      10.38

Total Investment Return Based
  on Market Value* ....................        (23.23)%          0.59%

Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...  $    198,589    $    256,194
Ratios of expenses to average
  net assets ..........................          1.60%           1.60%
Ratios of net investment income
  (loss) to average net assets ........          0.25%           0.41%
Portfolio turnover ....................         95.38%          91.57%

See page 32 for footnotes

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)                                  April 30, 2001
                                                                    (Unaudited)

For a Share Outstanding throughout Each Period

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

** Net of foreign withholding taxes of $0.03 and $0.06 per share for the years ended October 31,2000 and October 31,1999 respectively, and net of foreign withholding tax benefit of $.03 per share for April 30, 2001.

+     Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements                                     April 30, 2001
                                                                    (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                         April 30, 2001
                                                                    (Unaudited)

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 2000, the Fund had a net capital loss carryover of $100,779,312, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $7,999,612 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006. During the year ended October 31, 2000, the Fund utilized $7,321,863 of capital losses carried forward from prior periods.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                         April 30, 2001
                                                                    (Unaudited)

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2000, the Fund reclassified $724,660 from accumulated net realized gain on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency gains and capital gains tax. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio. For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the six months ended April 30, 2001, fees paid to the Investment Manager amounted to $904,092.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 2001, these fees amounted to $180,819. At April 30, 2001, CIBC WM owned 3,567 shares of the Fund's common stock.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)                         April 30, 2001
                                                                    (Unaudited)

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $15,774,971 and $29,725,636, respectively, for the six months ended April 30, 2001.

NOTE D: CAPITAL STOCK

During the six months ended April 30, 2001, the Fund purchased 163,000 shares of capital stock on the open market at a total cost of $1,190,741. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 20.72%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. In addition, in October 2000, the Fund's Board of Directors authorized the Fund to purchase an additional 1,000,000 shares of its capital stock, bringing to 2,000,000 the aggregate number of shares authorized for repurchase.

During the year ended October 31, 2000, the Fund purchased 798,200 shares of capital stock in the open market at a total cost of $7,507,999 and at a weighted average discount of 27.46%.

Subsequent to April 30, 2001, the Fund made additional purchases aggregating 20,000 shares through June 1, 2001 of capital stock in the open market at a total cost of $140,568. The weighted average discount of these purchases was 19.31%.

NOTE E: OTHER

At April 30, 2001, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

                                                      THE ASIA TIGERS FUND, INC.

RESULTS OF ANNUAL SHAREHOLDERS MEETING

The Fund held its Annual Shareholders Meeting on February 16, 2001. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection and approval of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 2001. The following table provides information concerning the matters voted on at the meeting:

I. Election of Director

     Nominee               Votes For    Votes Abstained      Total Voting Shares
     -------               ---------    ---------------      -------------------
     Charles F. Barber    10,887,283       6,622,523             17,509,806
     Howard Singer        10,904,861       6,604,945             17,509,806

At April 30, 2001, in addition to Charles F. Barber and Howard Singer, the other directors of the Fund were as follows:

     Leslie H. Gelb
     Luis  Rubio
     Jeswald W. Salacuse

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

     Votes For      Votes Against       Votes Abstained      Total Voting Shares
     ---------      -------------       ---------------      -------------------
     12,921,880         39,253             4,548,673             17,509,806

                                                        ADVANTAGE ADVISERS, INC.
                                                      THE ASIA TIGERS FUND, INC.
                         (A wholly owned subsidiary of CIBC World Markets Corp.)
--------------------------------------------------------------------------------
CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.


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                                                      THE ASIA TIGERS FUND, INC.

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THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PFPC Inc.

Custodian:

Banker's Trust Company